UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2009

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 388-4758

 (Registrant’s Telephone Number, Including Area Code)

3005 Hammock Way, Vero Beach, Florida 32963

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Background

On November 5, 2009, the stockholders of Enterprise Acquisition Corp. ("Enterprise") approved certain proposals to: (i) amend Enterprise's amended and restated certificate of incorporation to allow for a business combination with ARMOUR Residential REIT, Inc., a Maryland corporation ("ARMOUR" or the "Company"), and (ii) adopt the Agreement and Plan of Merger, dated as of July 29, 2009 (the "Merger Agreement"), by and among Enterprise, ARMOUR and ARMOUR Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ARMOUR ("Merger Sub Corp."), and approve the merger of Merger Sub Corp. with and into Enterprise. Also on November 5, 2009,  in connection with the merger, Enterprise warrantholders approved a proposal to amend the Warrant Agreement, dated as of November 7, 2007, by and between Enterprise and Continental Stock Transfer & Trust Co. (the "Warrant Agreement").  Additionally, in connection with the merger, a management agreement and sub-management agreement were entered into, as discussed further below. On November 6, 2009, Enterprise issued a press release announcing the completion of the merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Merger

On November 6, 2009, Merger Sub Corp. merged with and into Enterprise pursuant to the Merger Agreement.  The Merger Agreement provided for two primary transactions: (i) the merger of Merger Sub Corp. with and into Enterprise with Enterprise surviving the merger and becoming a wholly-owned subsidiary of ARMOUR, and (ii) ARMOUR becoming the new publicly-traded corporation of which the holders of Enterprise securities will be security holders. The ARMOUR securities have the same terms as the Enterprise securities for which they were exchanged. However, the rights of stockholders under Maryland law may differ from those under Delaware law. A comparison of the rights of stockholders under Delaware and Maryland law is included in the Proxy Statement/Prospectus under the section titled “Comparison of Rights of Enterprise and ARMOUR,” which section is incorporated herein by reference.

Amendment to Warrant Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement, the Warrant Agreement was amended to (i) increase the exercise price of Enterprise’s warrants from $7.50 to $11.00 per share and (ii) extend the expiration date of the warrants from November 7, 2011 to November 7, 2013.

Management Agreement

On November 6, 2009, ARMOUR entered into a management agreement with ARMOUR Residential Management LLC, a Delaware limited liability company (“ARRM”). Pursuant to the management agreement, ARRM will provide the day-to-day management of ARMOUR’s operations and will perform services and activities relating to ARMOUR’s assets and operations in accordance with the terms of the management agreement. The management agreement requires ARRM to manage ARMOUR’s business affairs in conformity with certain restrictions contained in the management agreement, including any material operating policies adopted by ARMOUR. The initial term of the management agreement will expire five years after its effective date, November 6, 2009, unless earlier terminated by either ARMOUR or ARRM pursuant to the terms of the management agreement. Following the initial term, the management agreement will automatically renew for successive 1-year renewal terms unless either ARMOUR or ARRM gives advance notice to the other of its intent not to renew the agreement prior to the expiration of the initial term or any renewal term, as applicable, subject to the terms and conditions for, and the restrictions on, the giving of such notice contained in the management agreement. ARRM is entitled to receive from ARMOUR an annual management fee, payable monthly in arrears, equal to the sum of (a) 1.5% of the total of all “gross equity raised” (as defined in the management agreement) up to $1 billion and (b) 0.75% of the total of all gross equity raised in excess of $1 billion divided by twelve (12) (which monthly management fee shall never be less than 1/12th of $900,000). On November 6, 2009, ARMOUR and ARRM entered into an amended and restated management agreement for the sole purpose of reducing the management fee to 1/12th of 1% of the gross equity raised until the gross equity raised is $50.0 million or greater. ARMOUR is also obligated to reimburse certain expenses incurred by ARRM and its affiliates. ARRM is further entitled to receive a termination fee from ARMOUR under certain circumstances. A copy of the management agreement and the amended and restated management agreement are attached hereto as Exhibits 10.5 and 10.8, respectively, and are incorporated herein by reference.

Sub-Management Agreement

On November 6, 2009, ARRM entered into a sub-management agreement with Staton Bell Blank Check LLC (the “Sub-Manager”), an entity affiliated with Daniel C. Staton and Marc H. Bell. Pursuant to the sub-management agreement, Sub-Manager has agreed to provide certain services to ARRM upon consummation of the merger. In exchange for such services, Sub-Manager will receive a sub-management fee of 25% of the net management fee earned by ARRM under its management agreement with ARMOUR.  The sub-management agreement will continue in effect until it is terminated in accordance with its terms. If the sub-management is terminated upon expiration of the initial 5-year term of the management agreement at the election of Sub-Manager, ARMOUR will pay Sub-Manager a final payment equal to 6.16 times the annualized rate of the last three (3) monthly payments to Sub-Manager. The sub-management agreement provides that if, during its term, ARRM or its affiliates manage certain other investment vehicles, including other REITs, ARRM will negotiate in good faith to provide Sub-Manager the right to enter into a sub-management agreement on substantially the same terms as the sub-management agreement or an alternative arrangement reasonably acceptable to ARRM and Sub-Manager. A copy of the sub-management agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As described above, on November 6, 2009, Enterprise completed the business combination, as a result of which, Enterprise became a wholly-owned subsidiary of ARMOUR. A description of the merger and the Merger Agreement is included in the Proxy Statement/Prospectus under the section titled “The Merger Agreement”, which section is incorporated herein by reference.

At Enterprise’s special meeting of stockholders held on November 5, 2009, holders of 11,890,903 shares of common stock of Enterprise elected to convert their shares into a pro rata portion of the trust account established in connection with Enterprise’s initial public offering and thereafter maintained by Continental Transfer & Trust Co. (the “Trust Account”). The cash for the payment to the Enterprise stockholders electing conversion was funded with funds released from the Trust Account. The balance of the funds held in the Trust Account were released to ARMOUR at the closing of the business combination and will be used to pay transaction expenses and for working capital.

* * * * *

FORM 10 DISCLOSURES

As disclosed elsewhere in this report, on November 6, 2009, Merger Sub Corp. merged with and into Enterprise, with Enterprise surviving the merger and becoming a wholly-owned subsidiary of ARMOUR.  Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Enterprise was immediately before the business combination disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended.  Accordingly, below is the information that would be included in Form 10. Please note that the information provided below relates to the combined company after the business combination.

Further, please note that Item 2.01(f) of Form 8-K states that if any disclosure required by this item is previously reported the registrant may identify the filing in which that disclosure is included instead of including that disclosure in this report.  Accordingly, references are made to the final proxy statement filed by Enterprise with the Securities and Exchange Commission on October 14, 2009 (the “Proxy Statement/Prospectus”) and the Registration Statement filed by ARMOUR with the SEC on October 13, 2009 (the “Registration Statement”). A copy of the Proxy Statement/Prospectus is included as Exhibit 99.2 and is incorporated herein by reference.

Item 1.  Business.

Information about ARMOUR’s business is contained in the Proxy Statement/Prospectus under the section titled “Business of ARMOUR,” which section is incorporated herein by reference.

Item 1A.  Risk Factors.

The risks associated with ARMOUR are contained in the Proxy Statement/Prospectus under the section titled “Risk Factors,” which section is incorporated herein by reference.

Item 2.  Financial Information.

The Company’s selected financial data is contained in the Proxy Statement/Prospectus under the section titled “Selected Summary Consolidated Financial Information,” which section is incorporated herein by reference.

In addition, the following provides an update to the Proxy Statement/Prospectus section titled “ARMOUR’s Management’s Discussion and Analysis of Financial Condition and Results of Operation,” which section is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is the sensitivity of income to changes in interest rates, foreign exchanges, commodity prices, equity prices, and other market-driven rates or prices. ARMOUR is not presently engaged in any substantive commercial business. Accordingly, ARMOUR is not exposed to risks associated with foreign exchange rates, commodity prices, equity prices or other market-driven rates or prices. ARMOUR has not engaged in any hedging activities since its inception.

Item 3.  Properties.

The following provides an update to the Proxy Statement/Prospectus under the section titled "Business of ARMOUR – Facilities." The new address of ARMOUR is: 6800 Broken Sound Parkway, Suite 200, Boca Raton, Florida 33487.

Item 4.  Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information, as of the completion of the business combination on November 6, 2009, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Enterprise by (i) each person known by us to be the owner of more than 5% of outstanding shares of the Enterprise’s ordinary shares, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of ordinary shares shown as beneficially owned by them. The total number of shares of common stock and warrants outstanding as of November 6, 2009 is 2,299,054 and 32,489,766, respectively.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership		Percent of Class
Staton Bell Blank Check LLC	7,638,300	(3)	77.9%
Daniel C. Staton	3,819,150	(3)	39.0%
Marc H. Bell	3,819,150	(3)	39.0%
Stewart J. Paperin	0		0.0%
Jordan Zimmerman	0		0.0%
Scott J. Ulm	0		0.0%
Jeffrey J. Zimmer	0		0.0%
Thomas K. Guba	0		0.0%
John P. Hollihan, III	0		0.0%
Robert C. Hain	0		0.0%
All Post-Merger directors and executive officers as a group (9 individuals)	3,819,150		39.0%

_______

* less than 1%

(1)	Includes shares of common stock which the person has the right to acquire within 60 days of November 10, 2009.

(2)	Unless otherwise noted, the business address of each of the following is 6800 Broken Sound Parkway, Suite 200, Boca Raton, Florida 33487.

(3)

Represents 138,300 shares of common stock and 7,500,000 warrants held by Staton Bell Blank Check LLC, 69,150 shares and 3,750,000 warrants which are beneficially owned by Daniel C. Staton and Maria Balodimas Staton, and 69,150 shares and 3,750,000 warrants which are beneficially owned by Marc H. Bell.

Item 5.  Directors and Executive Officers.

The disclosures set forth in Item 5.02 to this Current Report are incorporated into this item by reference.

Item 6.  Executive Compensation.

Information regarding the Company’s executive compensation is set forth in the Proxy Statement/Prospectus under the heading “Management of ARMOUR Following the Merger – ARMOUR Executive Compensation,” which section is incorporated herein by reference.

Item 7.  Certain Relationships and Related Transactions, and Director Independence.

Information regarding the Company’s related party transactions and director independence is described in the Proxy Statement/Prospectus under the sections section titled “Certain Relationships and Related Transactions” and “Management of ARMOUR Following the Merger – ARMOUR Directors and Executive Officers,” which sections are incorporated herein by reference.

Item 8.  Legal Proceedings.

Information regarding the Company’s legal proceedings is contained in the Proxy Statement/Prospectus under the section titled “Business of ARMOUR – Legal Proceedings,” which section is incorporated herein by reference.

Item 9.  Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Enterprise's units, common stock and warrants are listed on the NYSE Amex under the symbols EST.U, EST and EST.WS, respectively. The closing bid price for each share of units, common stock and warrant of Enterprise on July 29, 2009, the last trading day before announcement of the execution of the merger agreement, was $10.13, $9.87 and $0.30, respectively. As of October 5, 2009, the record date for the Enterprise special meeting, the closing bid price for each unit, share of common stock and warrant of Enterprise was $10.23, $9.86 and $0.32, respectively.

The following table sets forth the range of high and low closing bid prices for the units, common stock and warrants for the periods indicated since such units commenced public trading on November 14, 2007 and since such common stock and warrants commenced public trading on December 3, 2007.

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low
2007
Fourth Quarter	$10.25	$9.75	$9.15	$8.98	$0.95	$0.78

2008
First Quarter	$9.95	$9.53	$9.22	$9.03	$0.92	$0.40
Second Quarter	$10.00	$9.40	$9.34	$9.10	$0.72	$0.21
Third Quarter	$9.95	$9.25	$9.54	$9.11	$0.90	$0.05
Fourth Quarter	$9.70	$8.60	$9.20	$8.46	$0.20	$0.01

2009
First Quarter	$9.72	$8.95	$9.56	$9.15	$0.24	$0.01
Second Quarter	$9.90	$9.55	$9.78	$9.56	$0.15	$0.03
Third Quarter	$10.29	$9.85	$9.97	$9.76	$0.30	$0.04
Fourth Quarter (through November 10, 2009)	$9.90	$8.94	$9.93	$8.50	$0.38	$0.16

Following the business combination, ARMOUR became the successor entity to Enterprise, and Enterprise's common stock and warrants continued to trade on the NYSE Amex, LLC under the symbols ARR and ARR.W, respectively. It is unclear whether ARMOUR will meet the minimum listing requirements for continued listing on the NYSE Amex and as a result, NYSE Amex may delist ARMOUR’s securities from quotation on its exchange, which could limit investors’ ability to make transactions in ARMOUR’s securities.

As of November 10, 2009,  there were, of record, two holders of ARMOUR common stock and two holders of ARMOUR warrants.

Prior to the consummation of the merger, Enterprise declared a one-time cash distribution of $0.13 per share to stockholders of record as of October 5, 2009, excluding Daniel C. Staton, Marc. H. Bell and Maria Balodimas Staton, who held an aggregate of 6,150,000 shares of common stock through Staton Bell Blank Check LLC, and Mr. Ezra Shashoua, Mr. Jordan Zimmerman, Mr. Richard Steiner and Mr. Stewart Paperin, each of whom held 25,000 shares of common stock. On November 6, 2009, in connection with the closing of the merger, Enterprise paid $0.13 per share to holders of Enterprise common stock who either voted against the merger and elected to exercise their conversion rights or executed stock purchase agreements with Enterprise. This $0.13 per share cash distribution was included as part of the pro rata portion of the Trust Account paid by Enterprise for each share of common stock owned by converting stockholders and the parties to the stock purchase agreements. ARMOUR intends to pay $0.13 per share to each current stockholder who held shares of Enterprise common stock on October 5, 2009.  Current holders of Enterprise common stock that were holders of record on October 5, 2009 who have not yet received a cash distribution of $0.13 per share are encouraged to contact their bank or broker for instruction.

Item 10.  Recent Sales of Unregistered Securities.

None.

Item 11.  Description of Registrant’s Securities to Be Registered.

The description of the Company’s securities is contained in the Proxy Statement/Prospectus under the section titled “Description of Securities,” which section is incorporated herein by reference.

Item 12.  Indemnification of Directors and Officers.

A description of the indemnification provisions relating to the Company’s officers and directors is contained in Part II, Item 20 of the Registration Statement, which section is incorporated herein by reference.

Item 13.  Financial Statements and Supplementary Data

The disclosures set forth in Item 9.01 to this Current Report are incorporated into this item by reference.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.  Financial Statements and Exhibits.

The disclosures set forth in Item 9.01 to this Current Report are incorporated into this item by reference.

* * * * *

Item 3.03.  Material Modification to Rights of Security Holders.

In connection with the merger and related business combination, Enterprise adopted the Second Amended and Restated Certificate of Incorporation and the Supplement and Amendment to Warrant Agreement, which are attached hereto as Exhibits 3.2 and 4.4, respectively, and are incorporated herein by reference. The foregoing documents govern Enterprise’s common stock and warrants, respectively. The provisions of the Second Amended and Restated Certificate of Incorporation are described in detail in the Proxy Statement/Prospectus under the sections titled “The Initial Charter Proposal” and “The Secondary Proposal,” which sections are incorporated herein by reference.  The provisions of the Supplement and Amendment to Warrant Agreement are described in detail in the Proxy Statement/Prospectus under the section titled "The Warrant Amendment Proposal," which section is incorporated herein by reference.

Item 5.01.

Changes in Control of Registrant.

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

ARMOUR's board of directors consists of nine directors. Scott J. Ulm and Jeffrey J. Zimmer have remained on the ARMOUR board and Thomas K. Guba, John P. Hollihan, III, Robert C. Hain, Daniel C. Staton, Marc H. Bell, Stewart J. Paperin and Jordan Zimmerman were appointed to serve on ARMOUR's board of directors on November 6, 2009.

Also on November 6, 2009, Mr. Ulm was appointed Co-Chief Executive Officer, Chief Investment Officer, Head of Risk Management and Vice Chairman. Mr. Zimmer was appointed Co-Chief Executive Officer, President and Vice Chairman. Mr. Ezra Shashoua resigned as Chief Financial Officer of Enterprise.

The information set forth in Item 2.01 above under the heading “Certain Relationships and Related Transactions, and Director Independence” is incorporated herein by reference.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the merger and business combination, Enterprise adopted the form of Second Amended and Restated Certificate of Incorporation, attached hereto as Exhibit 3.2 and incorporated herein by reference. The provisions of the Second Amended and Restated Certificate of Incorporation are described in detail in the Proxy Statement/Prospectus under the sections titled “The Initial Charter Proposal” and “The Secondary Proposal,” which sections are incorporated herein by reference.

Item 5.06.

Change in Shell Company Status.

Upon the closing of the business combination, Enterprise ceased to be a shell company, and ARMOUR became the successor entity to Enterprise. The material terms of the transaction pursuant to which Merger Sub Corp. merged with and into Enterprise, with Enterprise surviving as a wholly-owned subsidiary of ARMOUR, are described in the Proxy Statement/Prospectus under the sections titled “The Merger Proposal” and “The Merger Agreement,” which sections are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired

The following financial statements and notes are contained in the Proxy Statement/Prospectus under the section titled "Index to Financial Statements":

ARMOUR Residential REIT, Inc.

Report of Independent Registered Public Accounting Firm

Balance Sheet Dated as of June 30, 2009

Notes to Balance Sheet

Financial statements of ARMOUR Residential REIT, Inc. as of and for the period ended September 30, 2009 are filed herewith beginning on page F-1.

(b) Pro forma financial information

Pro forma financial information reflecting the period ended September 30, 2009 are filed herewith beginning on page PF-1.

(c) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 29, 2009, by and among Enterprise Acquisition Corp., ARMOUR Residential REIT, Inc., and ARMOUR Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of ARMOUR's Registration Statement on Form S-4 (Reg. No. 333-160870)).

3.1	Amended and Restated Certificate of Incorporation of Enterprise Acquisition Corp. (1)

3.2	Second Amended and Restated Certificate of Incorporation of Enterprise Acquisition Corp.

3.3	By-laws of Enterprise.(1)

3.4	Amendment and Restatement of the Articles of Incorporation of ARMOUR Residential REIT, Inc.

3.5	Amended Bylaws of ARMOUR Residential REIT, Inc.

4.1	Warrant Agreement, dated November 7, 2007, between Continental Stock Transfer & Trust Company and Enterprise Acquisition Corp.(2)

4.2	Specimen Common Stock Certificate of ARMOUR Residential REIT, Inc. (incorporated by reference to Exhibit 4.2 of ARMOUR's Registration Statement on Form S-4 (Reg. No. 333-160870))

4.3	Specimen Warrant Certificate of ARMOUR Residential REIT, Inc. (incorporated by reference to Exhibit 4.3 of ARMOUR's Registration Statement on Form S-4 (Reg. No. 333-160870))

4.4	Amendment to Warrant Agreement, dated November 6, 2009, between Continental Stock Transfer & Trust Company, Enterprise Acquisition Corp. and ARMOUR Residential REIT, Inc.

10.1	Investment Management Trust Agreement, dated November 7, 2007, between Enterprise Acquisition Corp. and Continental Stock Transfer & Trust Company.(1)

10.2	Stock Escrow Agreement, dated November 7, 2007, between Enterprise Acquisition Corp., Continental Stock Transfer & Trust Company and the initial stockholders.(1)

10.3

Stock Escrow Termination Agreement, dated November 6, 2009, between Enterprise Acquisition Corp., Continental Stock Transfer & Trust Company, Staton Bell Blank Check LLC, Stewart J. Paperin, Richard Steiner and Jordan Zimmerman.

10.5	Management Agreement, dated as of November 6, 2009, by and between ARMOUR and ARMOUR Residential Management, LLC

10.6	Sponsor’s Voting and Support Agreement(2)

10.7	Sub-Management Agreement, dated November 6, 2009, by and between Staton Bell Blank Check LLC and ARMOUR Residential Management, LLC

10.8	Amended and Restated Management Agreement, dated as of November 6, 2009, by and between ARMOUR and ARMOUR Residential Management, LLC

99.1	Press Release, dated November 6, 2009

99.2	Proxy Statement/Prospectus (incorporated by reference to the Proxy Statement/Prospectus on Form 424(b)(3) filed with the SEC on October 14, 2009).

(1)	Incorporated by reference to Enterprise Acquisition Corp.’s Registration Statement on Form S-1 filed with the SEC on August 6, 2007, as amended.

(2)	Incorporated by reference to Enterprise Acquisition Corp.'s Current Report on Form 8-K filed with the SEC on July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2009

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Vice Chairman

ARMOUR Residential REIT, Inc.

Balance Sheet

September 30, 2009

ASSETS
Current Assets:
Cash	$500
Total current assets	500

Total Assets	$500

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$-
Total current liabilities	-

Commitments and Contingencies (Note 7)

Stockholders' equity:
Common stock, $0.001 par, 900,000,000 shares authorized, 20 shares issued and outstanding	0
Additional paid-in capital	500
Total stockholders' equity	500

Total Liabilities and Stockholders' Equity	$500

F-1

ARMOUR Residential REIT, Inc.

Unaudited Condensed Combined Pro Forma Financial Statements

For the Nine Months Ended September 30, 2009

	Enterprise Acquisition Corp.	ARMOUR Residential REIT, Inc.	Combined Pro Forma
ASSETS
Current Assets:
Cash	113,699	500	20,881,366

Cash held in trust available for operations	20,084		-
Prepaid Expenses	20,176		20,176
Refundable federal and state income tax	415,525		415,525
Total current assets	569,484	500	21,317,067
Cash held in trust (restricted)	249,469,771		-
TOTAL ASSETS	$250,039,255	$500	$21,317,067

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	1,634,427	-	-
Accrued expenses	150,649		-
Franchise Tax payable	25,138		-
Deferred underwriters' fee	7,496,559		-
Total current liabilities	9,306,773	-	-
Common Stock subject to possible redemption	74,249,990		-
Interest Income on CS subject to redemption	643,903		-
Stockholders' Equity:
Preferred Stock	-		-
Common Stock - Enterprise	3,125		-

Common Stock - ARMOUR		0	2,299

Additional paid-in capital	165,904,776	500	23,344,659

Earnings (deficit) accumulated during development stage	(69,312)		(2,029,891)

Total Stockholders' Equity	165,838,589	500	21,317,067
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$250,039,255	$500	$21,317,067

Note to Unaudited Pro Forma Condensed Combined Balance Sheet

Refer to the Proxy Statement/Prospectus under “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 14 for details of the pro forma adjustments made to the historical activity of Enterprise Acquisition Corp. and ARMOUR Residential REIT, Inc. The above is presented in summary form to reflect the actual results of the Enterprise Acquisition Corp. stockholder vote and actual closing costs incurred.

PF-1